                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 28, 1999
                                                -------------------



                               ALLEN TELECOM INC.
- --------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                     1-6016               38-0290950
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)



   25101 CHAGRIN BOULEVARD, BEACHWOOD, OHIO           44122-5618
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  216/765-5800
- --------------------------------------------------------------------------------


                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                   EXHIBIT INDEX IS ON PAGE 5 OF THIS REPORT.

                               PAGE 1 OF 5 PAGES.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Allen Telecom Inc. ("Allen Telecom") has completed a review of its auditing service providers and decided to consolidate its worldwide auditing with Deloitte & Touche ("Deloitte") who has been Allen Telecom's accountant for its principal European operations. Accordingly, on September 28, 1999, Allen Telecom entered into a letter agreement engaging Deloitte as the accountant to audit Allen Telecom's consolidated financial statements, resulting in the dismissal of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). Deloitte replaces PricewaterhouseCoopers as the accountant of Allen Telecom's consolidated financial statements. Consequently, on September 28, 1999, Allen Telecom notified PricewaterhouseCoopers that their services were no longer required as the accountant of Allen Telecom's consolidated financial statements. PricewaterhouseCoopers' reports on the consolidated financial statements of Allen Telecom for the fiscal years ended December 31, 1997 and December 31, 1998 (the two most recently completed fiscal years of Allen Telecom, which are referred to herein as the "Prior Report Periods") contained no adverse opinion or disclaimer of opinion. No such report on the consolidated financial statements for the Prior Report Periods was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors of Allen Telecom. During the Prior Report Periods and the subsequent interim period through September 28, 1999, preceding the replacement of PricewaterhouseCoopers, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference in their report on the consolidated financial statements.

         During the Prior Report Periods and the subsequent interim period Deloitte has been the auditor for Allen Telecom's principal European operations. In that capacity Deloitte has provided advice to Allen Telecom on accounting matters regarding the European operations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

                  (c) Exhibits

                  Letter from PricewaterhouseCoopers LLP dated September 30, 1999, to the Securities and Exchange Commission pursuant to
                  Item 304 (a)(3) of Regulation S-K

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLEN TELECOM INC.


                                             By   /s/Laura C. Meagher
                                               -----------------------------
                                                Laura C. Meagher
                                                General Counsel and Secretary







DATE: September 30, 1999

                               ALLEN TELECOM INC.
                               ------------------

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NUMBER:  16                                           PAGE
- ---------------                                               ----

      Letter from PricewaterhouseCoopers LLP dated September 30,
      1999, to the Securities and Exchange Commission
      pursuant to Item 304 (a)(3) Of Regulation S-K. . . . . . . . 6